AS FILED WITH THE SECURITIES AND EXCHANGE
                         COMMISSION ON JANUARY 29, 2001
                         FILE NOS. 333-81561 / 811-09405

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM N-1A
                        REGISTRATION STATEMENT UNDER THE

                         SECURITIES ACT OF 1933        [X]

                         PRE-EFFECTIVE AMENDMENT NO.   ___


                         POST-EFFECTIVE AMENDMENT NO.   4
                                                       ---

                                     AND/OR
                   REGISTRATION STATEMENT UNDER THE INVESTMENT

                               COMPANY ACT OF 1940     [X]

                                 AMENDMENT NO.          6
                                                       ---

                           --------------------------

                            VALENZUELA CAPITAL TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        1270 AVENUE OF THE AMERICAS, SUITE 508, NEW YORK, NEW YORK 10020
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 332-8590

                           --------------------------

                                 JOHN F. SPLAIN
                           ULTIMUS FUND SOLUTIONS, LLC
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                          Copies of communications to:

                            Kathleen K. Clarke, Esq.
                               Seward & Kissel LLP
                               1200 G Street, N.W.
                             Washington, D.C. 20005

                                       or

                           Robert B. Van Grover, Esq.
                               Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)


[ ]  immediately upon filing pursuant to paragraph (b)
[X]  on February 1, 2001 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            VALENZUELA CAPITAL TRUST

                                   PROSPECTUS


                                February 1, 2001


                              VAL CAP MID CAP FUND
                             VAL CAP SMALL CAP FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Questions?
Call 1-877-309-9062
or your investment representative.

                                ---------------
                                     [LOGO]
                                     VALCAP
                                ---------------
                              FUNDS FOR INVESTORS

TABLE OF CONTENTS
================================================================================

CAREFULLY   REVIEW  THIS  IMPORTANT   SECTION,   WHICH  SUMMARIZES  EACH  FUND'S
INVESTMENTS, RISKS, PAST PERFORMANCE, AND FEES.

RISK/RETURN SUMMARY AND FUND EXPENSES
     3  Val Cap Mid Cap Fund
     4  Val Cap Small Cap Fund
     5  Fund Fees and Expenses

REVIEW THIS SECTION FOR INFORMATION ON INVESTMENT STRATEGIES AND THEIR RISKS.

INVESTMENT GOAL AND PRINCIPAL STRATEGY AND RISKS
     6  Val Cap Mid Cap Fund
     7  Val Cap Small Cap Fund
     8  Other Considerations

REVIEW THIS SECTION FOR DETAILS ON THE PEOPLE AND ORGANIZATIONS WHO OVERSEE THE FUNDS.

FUND MANAGEMENT
     8  The Investment Adviser
     8  Performance of Similarly Managed Private Accounts
     10 The Administrator

REVIEW THIS SECTION FOR DETAILS ON HOW SHARES ARE VALUED, HOW TO PURCHASE,  SELL
AND  EXCHANGE   SHARES,   RELATED   CHARGES  AND   PAYMENTS  OF  DIVIDENDS   AND
DISTRIBUTIONS.

SHAREHOLDER INFORMATION
     11 How NAV is Calculated
     11 Pricing of Fund Shares
     11 Avoid 31% Tax Withholding
     11 Instructions for Opening or Adding to an Account
     12 Selling Your Shares
     13 General Policies on Selling Shares
     14 Service Organizations
     15 Exchanging Your Shares
     15 Dividends, Distributions and Taxes


FINANCIAL HIGHLIGHTS
     16 Financial Highlights


BACK COVER
     For More Information

RISK/RETURN SUMMARY AND FUND EXPENSES
================================================================================

The following is a summary of certain key information about the Funds. You will find additional information about the Funds after this summary. In this summary, we identify principal risks that apply to the Funds such as market risk, which is the risk of market fluctuations, and management risk, which is the risk that a Fund's manager will make poor choices in selecting securities. More detailed descriptions of these and other risks of an investment in the Funds can be found further back in the Prospectus.

Other important things for you to note:

o    You may lose money by investing in a Fund.

o An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
[LOGO]
VALCAP
------
      VAL CAP MID CAP FUND

INVESTMENT GOAL

The Fund's objective is capital appreciation primarily through investments in common stocks of mid-capitalization companies.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests at least 65% of its total assets in mid-capitalization, or mid-cap, companies with market values from $1 billion to $15 billion. The Fund primarily invests in common stocks of U.S. companies using a value strategy, which emphasizes investments in stocks that have attractive valuations and the potential for future earnings growth. The Fund selects companies for investment based on an analysis of financial and other information and uses certain criteria to determine when to buy and sell a stock including buying stocks that are expected to appreciate in value and selling stocks that have become fully valued and appreciated substantially.


PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are market risk and management risk. The Fund's investments in mid-cap companies have capitalization risk. The stocks of mid-cap companies tend to be more volatile than those of large-capitalization companies and their returns may vary from the stock market generally. In addition, these companies may have more risk because they often have more limited product lines, markets, or financial resources. The Fund's use of a value strategy has the risk that its investments may remain undervalued or decrease in price.

WHO MAY WANT TO INVEST?

Consider investing in the Fund if you are:

[ ]  seeking a long-term goal such as retirement

[ ]  looking to add a value-oriented approach to your portfolio

[ ] willing to accept higher risks of investing in the stock market in general and in mid-cap stocks in particular

This Fund will not be appropriate for anyone:

[ ]  seeking monthly income

[ ]  pursuing a short-term goal or investing emergency reserves

[ ]  seeking safety of principal

BAR CHART AND PERFORMANCE INFORMATION


The bar chart and table following give some indication of the risks of an investment in the Fund by showing the Fund's annual return and by showing how the Fund's average annual returns for 1 year and the life of the Fund compare with a broad measure of market performance. During the periods shown in the bar chart and the table, the Fund's performance was affected by its investments in initial public offerings. These investments magnified its investment performance because, as a new fund, it has a relatively small asset base. As the Fund grows, the effect of investments in the initial public offerings will likely lessen. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

64.02%
[BAR CHART]
2000

The Fund's highest return for a quarter during the period covered by the bar chart was 26.84% during the quarter ended March 31, 2000; the Fund's lowest return for a quarter was 4.19% during the quarter ended June 30, 2000.

AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 2000):

                                                        Since
                                                      Inception
                                        1 Year       (10/2/1999)
                                        ------       -----------
Val Cap Mid Cap Fund                    64.02%         57.22%
Russell Midcap Value Index*             19.20%         18.54%

*    The Russell Midcap Value Index is an unmanaged index  representative of the
     performance  of  the  medium   capitalization  value  sector  of  the  U.S.
     securities markets.


------
[LOGO]
VALCAP
------
      VAL CAP SMALL CAP FUND

INVESTMENT GOAL

The Fund's objective is capital appreciation primarily through investments in common stocks of small-capitalization companies.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 65% of its total assets in small-capitalization, or small-cap, companies with market values of less than $1.5 billion. The Fund primarily invests in common stocks of U.S. companies using a value strategy, which emphasizes investments in stocks that have attractive valuations and the potential for future earnings growth. The Fund selects companies for investment based on an analysis of financial and other information and uses certain criteria to determine when to buy and sell a stock including buying stocks that are expected to appreciate in value and selling stocks that have become fully valued and appreciated substantially.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are market risk and management risk. The Fund's investments in small-cap companies have capitalization risk. The stocks of small-cap companies tend to be more volatile than those of large-capitalization companies and their returns may vary from the stock market generally. In addition, these companies may have more risk because they often have limited product lines, markets, or financial resources. The Fund's use of a value strategy has the risk that its investments may remain undervalued or decrease in price.

WHO MAY WANT TO INVEST?

Consider investing in the Fund if you are:

[ ]  seeking a long-term goal such as retirement

[ ]  looking to add a value-oriented approach to your portfolio

[ ] willing to accept higher risks of investing in the stock market in general and in small-cap stocks in particular

This Fund will not be appropriate for anyone:

[ ]  seeking monthly income

[ ]  pursuing a short-term goal or investing emergency reserves

[ ]  seeking safety of principal

BAR CHART AND PERFORMANCE INFORMATION


The bar chart and table following give some indication of the risks of an investment in the Fund by showing the Fund's annual return and by showing how the Fund's average annual returns for 1 year and the life of the Fund compare with a broad measure of market performance. During the periods shown in the bar chart and the table, the Fund's performance was affected by its investments in initial public offerings. These investments magnified its investment performance because, as a new fund, it has a relatively small asset base. As the Fund grows, the effect of investments in the initial public offerings will likely lessen. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

62.62%
[bar chart]
2000

The Fund's highest return for a quarter during the period covered by the bar chart was 23.18% during the quarter ended March 31, 2000; the

Fund's lowest return for a quarter was 6.95% during the quarter ended June 30, 2000.

AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 2000):

                                                        Since
                                                      Inception
                                        1 Year       (10/2/1999)
                                        ------       -----------
Val Cap Small Cap Fund                  62.62%         57.77%
Russell 2000 Value Index*               22.82%         19.31%

* The Russell 2000 Value Index is an unmanaged index representative of the performance of the small capitalization value sector of the U.S. securities markets.


                             FUND FEES AND EXPENSES

As an investor in the Funds, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                      VAL CAP        VAL CAP
                                      MID CAP       SMALL CAP
                                        FUND           FUND
                                        ----           ----
SHAREHOLDER FEES
(FEES PAID BY YOU DIRECTLY)
     Maximum Sales Charge
       (Load) Imposed on
       Purchases                        None           None
     Maximum Deferred Sales
       Charge (Load)                    None           None


ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)
     Management Fees*                   0.75%          0.75%
     Other Expenses                    88.37%        150.27%
                                      -------        -------
     Total Fund Operating
       Expenses                        89.12%        151.02%
     Waiver and/or Expense
       Reimbursement*                  87.67%        149.57%
                                      -------        -------
     Net Expenses                       1.45%          1.45%
                                      =======        =======
------------------------
* The Adviser has contractually agreed to waive a portion of its advisory fees or reimburse a portion of the Funds' operating expenses so that each of the Fund's net expenses do not exceed 1.45% through at least October 1, 2010.


EXAMPLE.

Use the table below to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o    $10,000 investment

o    5% annual return

o    reinvestment of all dividends and distributions

o    redemption at the end of each period

o    no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


                                     1 Year      3 Years     5 Years    10 Years
                                     ------      -------     -------    --------
Val Cap Mid Cap Fund                 $  148      $  459      $  792      $1,735
Val Cap Small Cap Fund               $  148      $  459      $  792      $1,735

INVESTMENT GOAL AND PRINCIPAL STRATEGY AND RISKS
================================================================================

This section of the Prospectus provides a more complete description of each Fund's investment objectives and principal strategies and risks. Of course, there can be no assurance that the Funds will achieve their investment objectives. The Funds may change their investment objectives without shareholder approval, although they do not contemplate that there will be any change in the objectives. Additional descriptions of the Funds' risks, strategies, and investments, as well as other strategies and investments not described below, may be found in the Funds' Statement of Additional Information or SAI.

------
[LOGO]
VALCAP
------
      VAL CAP MID CAP FUND

INVESTMENT GOAL

The Fund's objective is capital appreciation primarily through investments in common stocks of mid-capitalization companies.

PRINCIPAL STRATEGIES


The Fund invests at least 65% of its total assets in equity securities of mid-cap companies with market valuations from $1 billion to $15 billion. The Fund primarily invests in common stocks of U.S. companies.


The  Fund's  investment  strategy  is  based on stock  selection  and  valuation analysis.  The Fund  selects  mid-cap  companies  for  investment  based on both quantitative and qualitative analysis. The Fund's quantitative analysis uses statistical financial data, mainly 3-to 5-year historical quarterly ratio
analysis.   Normally,   the  Fund  tracks  about  180  mid-cap  companies  using
approximately 25 different ratios calculated from financial statements, which are updated continuously. The Fund's qualitative analysis of companies for investment includes interviewing a company's management, on-site if possible, as well as its customers, competitors, and suppliers, about, in particular, issues raised by the Fund's quantitative analysis. The Fund uses this process to assess risk and to identify conditions that can lead to earnings growth.

As a result of this analysis, the Fund compiles a purchase list with buy and sell target stock prices of about 100 companies, which includes current portfolio holdings. The Fund uses "investment disciplines" in determining whether to buy or sell stocks.

The Fund will buy a stock that:

o    based on its analysis, may appreciate 50% over a 3-year period;

o    has a stock price that has declined to the Fund's buy price; or

o for a current portfolio holding, has a stock price that has declined by more than 10% when there has been no negative change in the company's fundamentals.

The Fund will sell a stock that:

o reaches a predetermined price objective and is at a premium market/industry valuation;

o    has a negative change in the company's fundamentals;

o has appreciated substantially to replace it with a stock that may appreciate 50% over a 3-year period; or

o has appreciated substantially and becomes more than 5% of the total asset value of the Fund's portfolio.

The  Fund  also  reviews  any  stock  on  its  purchase  list  that   relatively
underperforms its peer group by 15% over a 6-month rolling period and considers whether to retain it on the list.

PRINCIPAL RISKS

The Fund's principal risks include market risk, which is the risk that the value of the Fund's investments will fluctuate as the stock market fluctuates and that stock prices overall will decline over short- or longer-term periods. The Fund's investments in mid-cap companies have capitalization risk. These companies' stocks may be more volatile than the overall market. Mid-cap companies may have limited resources, product lines, and market share. As a result, their share prices tend to fluctuate more than those of larger companies. For this reason, the Fund's returns may vary from the stock market generally.

The Fund also has management risk, which is the possibility that the Fund's managers may make poor choices in selecting securities and that the

Fund will not perform as well as other Funds. There also is the risk of using a value strategy. Stocks in which the Fund invests may remain undervalued during a given period or continue to decline in price. This may occur because larger stocks or investments based on the large-stock indices are more appealing to investors or because value stocks as a category lose favor with investors compared to growth stocks.

------
[LOGO]
VALCAP
------
      VAL CAP SMALL CAP FUND

INVESTMENT GOAL

The Fund's objective is capital appreciation primarily through investments in common stocks of small-capitalization companies.

PRINCIPAL STRATEGIES

The Fund invests at least 65% of its total assets in equity securities of small-cap companies with market valuations of less than $1.5 billion. The Fund primarily invests in common stocks of U.S. companies.

The Fund's investment strategy is based on stock selection and valuation analysis. The Fund selects small-cap companies for investment based on both quantitative and qualitative analysis. The Fund's quantitative analysis uses statistical financial data, mainly 3-to 5-year historical quarterly ratio analysis. Normally, the Fund tracks about 180 small-cap companies using approximately 25 different ratios calculated from financial statements, which are updated continuously. The Fund's qualitative analysis of companies for investment includes interviewing a company's management, on-site if possible, as well as its customers, competitors, and suppliers, about, in particular, issues raised by the Fund's quantitative analysis. The Fund uses this process to assess risk and to identify conditions that can lead to earnings growth.

As a result of this analysis, the Fund compiles a purchase list with buy and sell target stock prices of about 100 companies, which includes current portfolio holdings. The Fund uses "investment disciplines" in determining whether to buy or sell stocks.

The Fund will buy a stock that:

o    based on its analysis, may appreciate 50% over a 3-year period;

o    has a stock price that has declined to the Fund's buy price; or

o for a current portfolio holding, has a stock price that has declined by more than 10% when there has been no negative change in the company's fundamentals.

The Fund will sell a stock that:

o reaches a predetermined price objective and is at a premium market/industry valuation;

o    has a negative change in the company's fundamentals;

o has appreciated substantially to replace it with a stock that may appreciate 50% over a 3-year period; or

o has appreciated substantially and becomes more than 5% of the total asset value of the Fund's portfolio.

The  Fund  also  reviews  any  stock  on  its  purchase  list  that   relatively
underperforms its peer group by 15% over a 6-month rolling period and considers whether to retain it on the list.

PRINCIPAL RISKS

The Fund's principal risks include market risk, which is the risk that the value of the Fund's investments will fluctuate as the stock market fluctuates and that stock prices overall will decline over short- or longer-term periods. The Fund's investments in small-cap companies have capitalization risk. These companies' stocks may be more volatile than the overall market. Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, negatively affecting the share price and making them potentially more difficult to sell or less liquid. For this reason, the Fund's returns may vary from the stock market generally.

The Fund also has management risk, which is the possibility that the Fund's managers may make poor choices in selecting securities and that the

Fund will not perform as well as other Funds. There also is the risk of using a value strategy. Stocks in which the Fund invests may remain undervalued during a given period or continue to decline in price. This may occur because larger stocks or investments based on the large-stock indices are more appealing to investors or because value stocks as a category lose favor with investors compared to growth stocks.

                              OTHER CONSIDERATIONS

PORTFOLIO TURNOVER. The Funds are actively managed and, in some cases in response to market conditions, the Funds' annual portfolio turnover may exceed 100%. While the Funds do not expect a high rate of portfolio turnover, a higher rate would increase brokerage and other expenses and may affect the Funds' returns. A higher portfolio turnover rate also may result in the realization of substantial net short-term gains, which when distributed, are taxable to the Funds' shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes in response to adverse market or other conditions, the Funds may make investments that are inconsistent with the Funds' primary investment strategies, including investments in short-term money market instruments or holding substantial cash reserves. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

FUND MANAGEMENT
================================================================================

THE INVESTMENT ADVISER

Valenzuela  Capital  Partners,  LLC ("VCP"),  1270 Avenue of the Americas (Suite
508), New York, NY 10020 serves as investment adviser to the Funds. VCP, founded in 1989, is a registered investment adviser that manages in excess of $1 billion in assets, primarily through institutional accounts. Subject to the Funds' respective investment goals and policies approved by the Trustees of the Funds, VCP makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs. VCP utilizes a team approach in making investment decisions on behalf of each Fund, with investment professionals working collectively to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment goal. No one person is responsible for a Fund's portfolio management.

For its advisory services, the Funds pay VCP an annual advisory fee equal to 0.75%, net of fee waivers and reimbursements, of the average daily net assets of each Fund.

PERFORMANCE OF SIMILARLY MANAGED PRIVATE ACCOUNTS

The tables and charts that follow present performance data provided by VCP relating to the historical performance of its mid-cap and small-cap value products and does not represent performance of either Fund. Information presented is based on performance data for all accounts ("VCP Accounts") it manages that have investment objectives, policies, styles and strategies substantially similar to the ones that will be employed in the Val Cap Mid Cap Fund and Val Cap Small Cap Fund. The VCP Accounts include VCP's individual and unregistered accounts from January 1990 for the mid-cap value product and January 1998 for the small-cap value product. The VCP Accounts are individual and unregistered accounts primarily managed for institutional tax-exempt investors, and are not subject to diversification and other requirements that apply to mutual funds under the Investment Company Act of 1940, and the Internal Revenue Code of 1986, which, if applicable, could have adversely affected the historical performance of the VCP Accounts. As a result, portfolio management strategies used on the VCP

Accounts and those used on the Funds may vary in some respects. Also, fees on the VCP Accounts are imposed quarterly rather than daily for mutual funds, which may inflate performance for the VCP Accounts. The information should not be interpreted as indicative of the future performance of the Funds.The actual performance may be higher or lower than that shown.


The tables and charts show the total returns for calendar years through December 31, 2000 of the VCP Mid Cap Value Institutional Account Composite and the VCP Small Cap Value Institutional Account Composite as compared to the Russell Midcap Value Index, and the Russell 2000 Value Index, respectively, each an unmanaged Index that is representative of the performance of the medium capitalization and small capitalization sectors of the U.S. securities market. The performance data shown below has not been adjusted to reflect any fees that will be payable by the Funds that are higher than the fees imposed on the VCP Accounts and would result in a higher expense ratio and lower returns for the Funds.

VCP MID CAP VALUE INSTITUTIONAL ACCOUNT COMPOSITE
ANNUAL RETURNS

[GRAPHIC OMITTED]

COMPARATIVE ANNUAL RETURNS

                  1990      1991      1992      1993     1994      1995     1996       1997      1998     1999        2000
---------------------------------------------------------------------------------------------------------------------------
VCP Mid Cap      -3.99%    36.22%    15.21%    13.75%   -1.01%    30.27%    32.41%    39.77%     1.30%   -6.46%      19.46%
---------------------------------------------------------------------------------------------------------------------------
Russell Midcap
  Value Index*   -16.08%   37.92%    21.68%    15.62%   -2.13%    34.93%    20.26%    34.37%     5.08%   -0.10%      19.20%
---------------------------------------------------------------------------------------------------------------------------


---------------
*    The Russell Midcap Value Index is an unmanaged index  representative of the
     performance  of  the   medium-capitalization   value  sector  of  the  U.S.
     securities market.

VCP SMALL CAP VALUE INSTITUTIONAL ACCOUNT COMPOSITE
ANNUAL RETURNS


[GRAPHIC OMITTED]

COMPARATIVE ANNUAL RETURNS

                                              1998        1999        2000
--------------------------------------------------------------------------------
VCP Small Cap                                 5.38%      18.72%      40.51%
--------------------------------------------------------------------------------
Russell 2000
  Value Index*                               -6.45%      -1.49%      22.82%
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*    The Russell 2000 Value Index is an unmanaged  index  representative  of the performance of the small-capitalization value sector of the U.S. securities market.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as the Funds' administrator and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Funds, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) legal and regulatory services, and (v) supervising custodial and other third party services.

The SAI has more detailed information about VCP and other service providers to the Funds.

SHAREHOLDER INFORMATION
================================================================================

                             HOW NAV IS CALCULATED

A Fund's net asset value or NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

               Total Assets - Liabilities
     NAV =     ----------------------------
               Number of Shares Outstanding

Each Fund's NAV is determined and its shares are priced at the close of regular trading on the New York Stock Exchange or Exchange, normally at 4:00 p.m., Eastern time, on days the Exchange is open.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received in good order by the Fund. Shares of the Funds are sold without any initial or deferred sales charges and are not subject to any ongoing distribution expenses.

The Funds' securities are generally valued at current market prices. If market quotations are not available, prices will be based on a fair value estimate, determined in accordance with methods approved by the Funds' Trustees.

                             PRICING OF FUND SHARES

You may purchase shares of the Funds directly from the Funds or through banks, brokers and other financial intermediaries, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through a financial intermediary, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

                      PURCHASING AND ADDING TO YOUR SHARES

                                                    Minimum          Minimum
                                                    Initial         Subsequent
Account Type                                       Investment       Investment
------------                                       ----------       ----------
Regular                                              $5,000           $  250
Individual Retirement Account                        $2,000           $  250
Automatic Investment Plan                            $2,000           $   50

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. Third-party checks are not accepted.

A Fund may waive its minimum purchase requirement and may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days' notice.

                            AVOID 31% TAX WITHHOLDING

Each Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

                            INSTRUCTIONS FOR OPENING
                             OR ADDING TO AN ACCOUNT

BY MAIL

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

Initial Investment:

1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check, bank draft or money order payable to the ValCap Mid Cap Fund or the ValCap Small Cap Fund.

3. Send by mail to: Valenzuela Capital Trust, P.O. Box 6110, Indianapolis, IN 46206-6110; or send by overnight service to Valenzuela Capital Trust, c/o Unified Fund Services, 431 N. Pennsylvania Street, Indianapolis, IN 46204.

SUBSEQUENT INVESTMENT:

1. Use the investment slip attached to your account statement. Or, if unavailable, include the following information:

     o    Fund name
     o    Share class
     o    Amount invested
     o    Account name
     o    Account number

     Include your Fund and account number on your check.

2.   See mailing instructions in No. 3 above.

ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. Bank. Your bank or broker may charge for this service.

Establish electronic purchase option on your account application or call 1-877-309-9062. Your account can generally be set up for electronic purchases within 15 days.

Call 1-877-309-9062 to arrange a transfer from your bank account.

ELECTRONIC VS. WIRE TRANSFER

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

WIRE TRANSFER
Note: Your bank may charge a wire transfer fee.

Please phone the Funds at 1-877-309-9062 for instructions on opening an account or purchasing additional shares by wire transfer.

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Funds by choosing the Automatic Investment option on your account application. Automatic investments are made by debiting money from a designated bank account through the use of electronic fund transfers. Automatic investments can be as little as $50, once you've invested the $2,000 minimum required to open the account.

To invest regularly from your bank account:

o    Complete the Automatic Investment Plan portion on your account application.

Make sure you note:

o    Your bank name, address and account number

o    The amount you wish to invest automatically (minimum $50)

o How often you want to invest (every month, twice a month, 4 times a year, twice a year or once a year)

o    Attach a voided personal check.

DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends and capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.

DIRECTED DIVIDEND OPTION

By selecting the appropriate box in the account application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another Val Cap Fund. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Funds may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.

                              SELLING YOUR SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on "General Policies on Selling Shares" below

INSTRUCTIONS FOR SELLING SHARES

If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times which will affect your redemption.

For all other sales transactions, follow the instructions below.

WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

SELLING YOUR SHARES

BY TELEPHONE
(unless you have declined telephone sales privileges)

Call  1-877-309-9062  with instructions as to how you wish to receive your funds
(mail,   wire,   electronic   transfer).   (See  "General  Policies  on  Selling
Shares--Verifying Telephone Redemptions" below)

BY MAIL

(See "General Policies on Selling Shares- Redemptions in Writing Required" below)

1.   Write a letter of instruction indicating:

     o    your Fund and account number

     o    amount you wish to redeem

     o    address where your check should be sent

     o    account owner signature

2.   Mail to:

          Valenzuela Capital Trust
          P.O. Box 6110
          Indianapolis, IN 46206-6110

BY OVERNIGHT SERVICE (See" General Policies on Selling Shares -- Redemptions in Writing Required" below)

See instruction 1 above, and Send to:

          Valenzuela Capital Trust
          c/o Unified Fund Services
          431 N. Pennsylvania Street
          Indianapolis, IN 46204

BY WIRE TRANSFER
You must indicate this option on your application.

Call 1-877-309-9062 to request a wire transfer. If you call by 4:00 p.m., Eastern time, on a day the Exchange is open your payment will normally be wired to your bank on the next business day.

ELECTRONIC REDEMPTIONS

Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

Call 1-877-309-9062 to request an electronic redemption.

If you call by 4:00 p.m., Eastern time, on a day the Exchange is open the NAV of your shares will normally be determined on the same day and the proceeds credited within 8 days. Your bank may charge you for this service.

SYSTEMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. To activate this feature:

o Make sure you've checked the appropriate box on the account application, or call 1-877-309-9062.

o    Include a voided personal check.

o    Your account must have a value of $5,000 or more to start withdrawals.

o If the value of your account falls below the amount of your Systematic Withdrawal Plan, your Systematic Withdrawal Plan may be terminated.

                       GENERAL POLICIES ON SELLING SHARES

REDEMPTIONS IN WRITING REQUIRED

You must request a redemption in writing and provide a signature guarantee in the following situations:

     o    Redemptions over $50,000

     o Your account address has changed via telephonic or faxed request within the last 10 business days

     o    The check is not being mailed to the address on your account

     o    The check is not being made payable to the owner of the account

     o The redemption proceeds are being transferred to another Fund account with a different registration

     o The redemption proceeds are being wired to a bank account other than the account designated on your application

A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Funds' transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS

The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the transfer agent may be liable for losses due to unauthorized transactions.

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

If you have made your initial investment by check, your redemption proceeds may be delayed until the Funds' transfer agent is reasonably satisfied that the check has cleared (which may take up to 15 days). You can avoid this delay by purchasing shares with a certified check.

REFUSAL OF REDEMPTION REQUEST

Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

REDEMPTION IN KIND

Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

CLOSING OF SMALL ACCOUNTS

If your account falls below $500 through redemptions, the Fund may ask you to increase your balance. If it is still below $500 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE REDEMPTION CHECKS

If you choose to receive distributions in cash and checks (1) are returned and marked as "undeliverable," or (2) are not cashed within six months of issuance, your account will be changed automatically so that future distributions will be reinvested in your account. Checks that have not been negotiated will be canceled and the money reinvested in your account in the Fund from which the distribution was made, as of the cancellation date. No interest is paid during the time the check is outstanding.

                             SERVICE ORGANIZATIONS

Various banks, trust companies, broker-dealers and other financial organizations ("Service Organization(s)") may provide certain administrative services for its customers who invest in the Funds through accounts maintained at that Service Organization. The Funds, under servicing agreements with the Service Organization, will pay the Service Organization an annual rate up to 0.25% of a Fund's average daily net assets for these services, which include:

     o    receiving and processing shareholder orders

     o    performing the accounting for customers' sub-accounts

     o    maintaining retirement plan accounts

     o    answering questions and handling correspondence for customer accounts

     o    acting as the sole shareholder of record for customer accounts

     o    issuing shareholder reports and transaction confirmations

     o    performing daily "sweep" functions

Investors who purchase, sell or exchange shares of the Funds through a customer account maintained at a Service Organization may be charged extra for other services which are not specified in the servicing agreement with a Fund but are covered under separate fee schedules provided by the Service Organization to their customers. Customers with accounts at Service Organizations should consult their Service Organization for information concerning their sub-accounts. VCP also may pay Service Organizations for rendering services to customers' sub-accounts.

                             EXCHANGING YOUR SHARES

You can exchange your shares in one Fund for shares of the same class of another Val Cap Fund (see "Notes on Exchanges" below). No transaction fees are charged for exchanges.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

INSTRUCTIONS FOR EXCHANGING SHARES

Exchanges may be made by sending a written request to Valenzuela Capital Trust, P.O. Box 6110, Indianapolis, IN 46206-6110, or by calling 1-877-309- 9062.
Please provide the following information:

     o    Your name and telephone number

     o    The exact name on your account and account number

     o    Taxpayer identification number (usually your Social Security number)

     o    Dollar value or number of shares to be exchanged

     o    The name of the Fund from which the exchange is to be made

     o    The name of the Fund into which the exchange is being made.

See  "Selling   your  Shares"  for   important   information   about   telephone
transactions.

To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited to no more than 5 exchanges per year with no more than 3 per calendar quarter.

NOTES ON EXCHANGES

The registration and tax identification numbers of the two accounts must be identical.

The exchange privilege may be changed or eliminated at any time upon a 60-day notice to shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund pays out to shareholders net income and net capital gains. Ordinarily the Funds make these distributions once a year in December.

When you sell Fund shares, you generally realize a gain or loss. Except for tax-deferred accounts, any sale or exchange of Fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

Except for tax-advantaged retirement accounts, distributions you receive are taxable to you, regardless of whether you take them in cash or additional shares. Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year. Income dividends and short-term capital gains are generally taxed as ordinary income. Distributions of capital gains are generally taxed as long-term capital gains. The tax treatment of capital-gain distributions depends on how long the Fund held the securities it sold, not when you bought your shares of the Fund or whether you reinvested your distributions.

You will be notified in January each year about the federal tax status of distributions made by a Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements.

There is a penalty on certain pre-retirement distributions from retirement accounts. Because everyone's tax situation is unique, you should consult your tax professional about Federal, state and local tax consequences.


FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Funds' financial performance for the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Funds' financial statements, are included in the Funds' Statement of Additional Information, which is available upon request.

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED SEPTEMBER 30, 2000*

                                                           VAL CAP     VAL CAP
                                                           MID CAP    SMALL CAP
                                                             FUND       FUND
                                                           --------   --------
PER SHARE DATA

Net asset value at beginning of period                     $  10.00   $  10.00

Income from investment operations:
    Net investment income                                      0.15       0.15
    Net realized and unrealized gains on investments           5.31       5.83
                                                           --------   --------
    Total from investment operations                           5.46       5.98
                                                           --------   --------

Net asset value at end of period                           $  15.46   $  15.98
                                                           ========   ========

TOTAL RETURN                                                  54.60%     59.80%
                                                           ========   ========
RATIOS/SUPPLEMENTAL DATA

Net assets at end of period                                $147,169   $ 79,876
                                                           ========   ========

Ratio of expenses to average net assets:
    Before expense reimbursement and waived fees              89.12%    151.02%
    After expense reimbursement and waived fees                0.00%      0.00%

Ratio of net investment income to average net assets
    Before expense reimbursement and waived fees             (87.75)%  (149.85)%
    After expense reimbursement and waived fees                1.37%      1.17%

Portfolio turnover rate                                         272%       210%

* From commencement of operations (October 2, 1999).

FOR MORE INFORMATION
================================================================================

For more information about the Funds, the following are available free upon request:

ANNUAL/SEMIANNUAL REPORTS:


The Funds publish annual and semiannual reports to shareholders that contain detailed information on the Funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during that fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operating and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of the SAI, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

     VALENZUELA CAPITAL TRUST
     431 N. PENNSYLVANIA STREET
     INDIANAPOLIS, IN 46204
     TELEPHONE: 1-877-309-9062

You can review and copy information about the Funds (including the SAI) from the Securities and Exchange Commission:

o In person at the Commission's Public Reference Room or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 (duplicating fee required). You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

o    By electronic request at publicinfo@ sec.gov (duplicating fee required).

o    Free from the Commission's Internet site at http://www.sec.gov.

Investment Company Act File No. 811-09405.

                            VALENZUELA CAPITAL TRUST
                      FOR INFORMATION CALL 1-877-309-9062

                                   PROSPECTUS

                                ---------------
                                     [LOGO]
                                     VALCAP
                                ---------------
                              FUNDS FOR INVESTORS


                                                                FEBRUARY 1, 2001

                              VAL CAP MID CAP FUND
                             VAL CAP SMALL CAP FUND

                         Each an Investment Portfolio of

                            VALENZUELA CAPITAL TRUST

                       Statement of Additional Information


                                February 1, 2001

     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Valenzuela Capital Trust dated February 1, 2001, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained without charge, upon request, by writing Valenzuela Capital Trust at P.O. Box 6110, Indianapolis, Indiana 46206, or by calling toll free 1-877-309-9062.


                                TABLE OF CONTENTS

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS .........................   2

NET ASSET VALUE ............................................................   8

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION .............................   8


SPECIAL SHAREHOLDER SERVICES ...............................................   9


MANAGEMENT OF THE TRUST ....................................................  10

INVESTMENT ADVISER .........................................................  13

PORTFOLIO TRANSACTIONS .....................................................  14

OTHER SERVICE PROVIDERS ....................................................  15

GENERAL INFORMATION ........................................................  17

ADDITIONAL TAX INFORMATION .................................................  19

PERFORMANCE INFORMATION ....................................................  20


FINANCIAL STATEMENTS .......................................................  21

                       STATEMENT OF ADDITIONAL INFORMATION

                            VALENZUELA CAPITAL TRUST

     Valenzuela Capital Trust (the "Trust") is an open-end management investment company which currently offers two separate and diversified investment portfolios, the Val Cap Mid Cap Fund and the Val Cap Small Cap Fund (collectively, the "Funds" and each individually, a "Fund"). The Trust was organized and its Certificate of Trust was filed with the State of Delaware on June 22, 1999.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

                              INVESTMENT OBJECTIVES

     The Val Cap Mid Cap Fund's objective is capital appreciation primarily through investments in common stocks of mid-capitalization companies. The Val Cap Small Cap Fund's objective is capital appreciation primarily through investments in common stocks of small-capitalization companies.

      ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS, STRATEGIES AND RISKS

     Information contained in this Statement of Additional Information expands upon information contained in the Funds' Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.



CONVERTIBLE SECURITIES

     The Funds may invest in convertible securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock.

FOREIGN SECURITIES

     The Funds may invest up to 20% of their total assets in foreign securities. Investment in foreign securities is subject to special investment risks that differ from those related to securities of U.S. domestic issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

     Since foreign companies are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results in their portfolio transactions. There is generally less government supervision and regulation of the securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is not invested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Losses to a Fund due to subsequent declines in the value of portfolio securities, or losses arising out of the Fund's inability to fulfill a contract to sell portfolio securities, could result in potential liability to the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


     The conversion of the eleven member states of the European Union to a common currency, the "euro," occurred on January 1, 1999. As a result of the conversion, securities issued by the member states are subject to certain risks, including competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in euro; an issuer's ability to make any required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002); currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); continuity of material contracts and potential tax consequences. Other risks include the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to currencies other than the euro; the maintenance of exchange rates for currencies that were converted into the euro; the fluctuation of the euro relative to other currencies; whether the interest rate, tax and labor regimes of European countries participating in the EU will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions and could adversely affect the value of securities and foreign currencies held by the Funds. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

     The Funds may acquire foreign securities only when the Adviser believes that the risks associated with such investments are minimal relative to those of securities of domestic issuers.

     For many foreign securities, U.S. dollar-denominated American Depository Receipts ("ADRs"), which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. The Funds also may invest in EDRs which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

     Generally unsponsored ADRs and EDRs require the holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

OPTIONS TRADING

     Each of the Funds may purchase put and call options. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. Put and call options purchased by the Funds are valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

     When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out an existing call option on that security or currency. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market depreciation over the exercise price.

     Each Fund also may purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

     Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

MONEY MARKET MUTUAL FUNDS


     Each of the Funds may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund, provided that a Fund may not acquire more than 3% of the total outstanding shares of any money market fund, and provided further that no more than 10% of a Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. Notwithstanding the foregoing percentage limitations, a Fund may invest any percentage of its assets in a money market fund if immediately after such purchase not more than 3% of the total outstanding shares of such money market fund is owned by the Funds and all affiliated persons of the Funds. The Funds will incur additional expenses due to the duplication of expenses to the extent they invest in securities of money market mutual funds.


COMMERCIAL PAPER

     Commercial   paper  consists  of  unsecured   promissory  notes  issued  by
corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return.

     The Funds may invest in commercial paper rated in any rating category or not rated by a Nationally Recognized Statistical Rating Organization ("NRSRO"). In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories. The Funds also may invest in Canadian commercial paper issued by a Canadian corporation or counterpart of a U.S. corporation and Europaper.

ILLIQUID SECURITIES


     Each Fund may purchase illiquid securities, but will not do so if as a result more than 15% of a Fund's net assets would be invested in those securities. Illiquid securities generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

     Because of the absence of a trading market for illiquid securities, a Fund may not be able to sell those securities at the times it desires to do so or at prices which are favorable. The investment manager will monitor the liquidity of the Funds' investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments in accordance with procedures adopted by the Trust's Board of Trustees.

     A Fund, if it invests in securities for which there is no ready market, may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the investment manager's most recent estimate of their fair market value. Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Funds may invest similar to the Securities Act of 1933 requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.


REPURCHASE AGREEMENTS


     The Funds may purchase securities subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund acquires securities from a member bank of the Federal Reserve or a registered broker-dealer which the investment manager deems creditworthy, subject to the seller's agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Funds' Custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, a Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund holding the obligation will suffer a loss to the extent that the proceeds from the sale of the underlying securities is less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Funds under the Investment Company Act of 1940 (the "1940 Act").

LENDING OF PORTFOLIO SECURITIES


     In order to generate additional income, each of the Funds may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the investment manager has determined are creditworthy under guidelines established by the Trustees.

     At such time as the Funds engage in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.


INVESTMENT RESTRICTIONS

     Each Fund's investment objective may be changed without a vote of the holders of a majority of the Fund's outstanding shares. In addition, each Fund is subject to the following investment restrictions, which may be changed with respect to a particular Fund by the Trustees without the vote of shareholders.

     Neither Fund may:

     1. Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

     2. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33 1/3% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

     3. Purchase securities of companies for the purpose of exercising control.

     4.   Purchase or sell real estate or commodities.


     Unless stated otherwise, if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of a Fund's investments or in the net assets of a Fund will not constitute a violation of such percentage limitation.

PORTFOLIO TURNOVER

     The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The portfolio turnover rates for the Funds may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to a Fund's shareholders.

                                 NET ASSET VALUE

     The net asset value of each Fund is determined and the shares of each Fund are priced as of the close of trading on each day on which the New York Stock Exchange (the "NYSE") is open for trading. Currently, the NYSE will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     In valuing the assets of the Funds for purposes of computing net asset value, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the last sale price as reported by NASDAQ. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options traded on national securities exchanges are valued at the last sale price prior to the time of computation of net asset value per share. Securities for which quotations are not readily available and other assets are valued at their fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees of the Trust. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     Shares of the Funds are offered for sale on a continuous basis. Shares of the Funds are sold and redeemed at their net asset value as next determined after receipt of the purchase or redemption order in proper form.


     The Funds may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission (the "SEC"); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the fair market value of its net assets.


     The Funds may pay the proceeds of a redemption by making an in-kind distribution of securities, but they have committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of a Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Funds. In this event, the securities would be valued in the same manner as a Fund's net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

                          SPECIAL SHAREHOLDER SERVICES

     As noted in the Prospectus, the Funds offer the following shareholder services:

     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

     AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

     SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly, quarterly, semi-annual or annual payments, in amounts of not less than $25 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

     Instructions for establishing this service are available by calling the Transfer Agent. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "Selling Your Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by an investor upon written notice to the Funds. Applications and further details may be obtained by calling the Transfer Agent at 1-877-309-9062, or by writing to:

                            Valenzuela Capital Trust
                         c/o Unified Fund Services, Inc.
                                  P.O. Box 6110
                           Indianapolis, Indiana 46206

     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "Selling Your Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.


                             MANAGEMENT OF THE TRUST

     Overall responsibility for management of the Trust rests with its Trustees, who are elected by the Funds' shareholders. The initial Trustees were elected by Valenzuela Capital Partners LLC as the initial shareholder of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. Certain officers of the Trust also may serve as a Trustee.

     The Trust will be managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently eight Trustees, five of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The disinterested Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

     The Trustees and officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

NAME, AGE AND                   POSITION WITH THE     PRINCIPAL OCCUPATIONS
ADDRESS                         TRUST                 DURING PAST 5 YEARS
                                                      AND OTHER AFFILIATIONS


Dennis J. Bertrum*              President and         From 1999 to present, Managing Director of
1270 Avenue of the Americas     Trustee               Valenzuela Capital Partners LLC ("VCP"); from
New York, NY  10020                                   1996 to 1999, President and CEO of Bank Street
Age 52                                                Advisors. Previously Senior Vice President and
                                                      Director of Client Advisory Services Group at
                                                      Prudential Securities Inc. and Managing Director of
                                                      Consulting Services Division at E. F. Hutton

Hendrik J. Laverge*             Vice President        From 2000 to present, consultant to VCP; Vice
1270 Avenue of the Americas     and Trustee           Chairman of Devonshire Holdings, Inc.; Managing
New York, NY  10020                                   Director of Frick Wellington & Laverge; from 1997
Age 59                                                to 2000, COO and Managing Director of VCP;
                                                      from 1995 to 1997, founding Managing Director
                                                      of Concordia Agritrading Pte. Ltd. (commodity
                                                      trading and financial services); President of the
                                                      Leiden University Fund (USA) Inc.; Director of
                                                      Aredin International Ltd.


Thomas M. Valenzuela*           Chairman and          From 1989 to present, President and Chief
1270 Avenue of the Americas     Trustee               Investment Officer of VCP.  Previously with
New York, NY  10020                                   Lazard Freres & Co. and Morgan Stanley& Co.
Age 46

Darlene  DeRemer                Trustee               Owner of DeRemer & Associates, a consultant
155 South Street                                      for the financial services industry; Managing
Wrentham,  MA  02093                                  Director, Internet Advisory Services of New
Age 45                                                River, a consulting firm; Trustee of the Jurika &
                                                      Voyles Funds and the Nicholas-Applegate Funds.

Stephen D. Gresham              Trustee               Principal of The Gresham Company, LLC, a
54 Liberty Street                                     consulting firm for mutual fund distributors;
Madison, CT  06443                                    Director of the Institute for Investment Management
Age 40                                                Consultants; Member of the Editorial Board and the
                                                      Marketing Practices Committee of the National
                                                      Association for Variable Annuities.

Clinton J. Kendrick             Trustee               From 1996 to present, Co-founder, Chairman and
465 Long Ridge Road                                   CEO of Matrix Global Investments, Inc.,
Bedford, NY  10506                                    a private equity firm; from1993 to 1996
Age 57                                                Managing Director of Lehman Brothers, Inc. and
                                                      Chief Operating Officer of Lehman Brothers Global
                                                      Asset Management.

Jonathan H. Kagan               Trustee               From 1995 to present, Managing Director of
30 Rockfeller Plaza                                   Centre Partners Management, LLC(investment
50th Floor                                            manager); from 1990 to present, Managing Director
New York, NY  10020                                   of Corporate Advisers, LP; Director of Lazard
Age 44                                                Freres & Co. LLC.  Serves as Director of
                                                      Firearms Training Systems, Inc. and Staff
                                                      Leasing, Inc.

                                     - 11 -

Steven C. Rockefeller           Trustee               Principal of Bankers Trust Company;
Bankers Trust Company                                 previously with Milestone Capital,
280 Park Avenue                                       Prudential Securities, Inc., and Morgan
New York, New York 10017                              Stanley & Co.
Age 40

Robert G. Dorsey                Vice President        Managing Director of Ultimus Fund
135 Merchant Street, Suite 230                        Solutions, LLC; prior to March 1999,
Cincinnati, Ohio 45246                                President of Countrywide Fund Services, Inc.
Age 43                                                (mutual fund services company).

Mark J. Seger                   Treasurer             Managing Director of Ultimus Fund Solutions,
135 Merchant Street, Suite 230                        LLC; prior to March 1999, First Vice
Cincinnati, Ohio  45246                               President of Countrywide Fund Services, Inc.
Age 39

Robert B. Van Grover            Secretary             Attorney with Seward & Kissel LLP
Seward & Kissel LLP                                   (a law firm)
One Battery Park Plaza
New York, New York  10004
Age 42

John F. Splain                  Assistant Secretary   Managing Director of Ultimus Fund Solutions,
135 Merchant Street, Suite 230                        LLC; prior to March 1999, First Vice
Cincinnati, Ohio  45246                               President and Secretary of Countrywide Fund
Age 44                                                Services, Inc. and affiliated companies.

* Trustee who is deemed to be an "interested person" of the Trust, as defined in the 1940 Act.


     Each Trustee who is not an affiliated person of the Adviser receives an annual fee of $1,000 for services as a Trustee to the Trust, plus a per meeting fee of $1,000 for each meeting attended. Trustees are reimbursed for expenses incurred in attending such meetings.


     The Trustees have established an Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. Ms. DeRemer, Mr. Gresham, Mr. Kendrick, Mr. Kagan and Mr. Rockefeller are the members of the Audit Committee.

     The table below sets forth the compensation paid to each of the Trustees of the Trust during the fiscal year ended September 30, 2000:

                                         Pension      Annual  Total Compensation
Name of Trustee           Compensation   Benefits    Benefits  Paid to Trustee
---------------           ------------   --------    --------  ---------------

Dennis J. Bertrum           $   0.00     $   0.00    $   0.00     $   0.00

Hendrick J. Laverge         $   0.00     $   0.00    $   0.00     $   0.00

Thomas M. Valenzuela        $   0.00     $   0.00    $   0.00     $   0.00

Darlene De Remer            $   0.00     $   0.00    $   0.00     $   0.00

Stephen D. Gresham          $    500     $   0.00    $   0.00     $    500

Clinton J. Kendrick         $    500     $   0.00    $   0.00     $    500

Jonathan H. Kagan           $    500     $   0.00    $   0.00     $    500

Steven C. Rockefeller       $    500     $   0.00    $   0.00     $    500

PRINCIPAL SHAREHOLDERS

     As of January 1, 2001, Valenzuela Capital Partners LLC and Thomas M. Valenzuela owned 52.5% and 47.5%, respectively, of the outstanding shares of the Val Cap Mid Cap Fund, and Valenzuela Capital Partners LLC owned all of the outstanding shares of the Val Cap Small Cap Fund. Valenzuela Capital Partners LLC and Thomas M. Valenzuela may be deemed to control the Funds as of that date.


                               INVESTMENT ADVISER


     Valenzuela Capital Partners LLC (the "Adviser"), 1270 Avenue of the Americas, Suite 508, New York, New York 10020, serves as investment adviser to the Funds under an investment advisory agreement dated as of October 1, 1999 (the "Advisory Agreement"). The Adviser, founded in 1989, is a registered investment adviser that manages in excess of $1 billion in assets as of December 31, 2000, primarily through institutional accounts. Subject to the Funds' respective investment objectives and policies approved by the Trustees of the Trust, the Adviser manages each Fund's portfolio and makes all investment decisions for the Funds, and continuously reviews, supervises and administers the Funds' investment programs. The Adviser utilizes a team approach in making investment decisions on behalf of each Fund, with investment professionals working collectively to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objective. No one person is responsible for either Fund's portfolio management.

     For these services, each Fund pays the Adviser a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund.

     The Adviser has contractually agreed to waive a portion of its advisory fees or to reimburse each Fund's operating expenses to the extent necessary so that each Fund's operating expenses do not exceed an amount equal to 1.45% annually of its average net assets. This expense limitation agreement remains in effect until at least October 1, 2010. Certain fee waivers or expense reimbursements by the Adviser are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that no such repayment will be made by the Fund after October 1, 2004. During the fiscal year ended September 30, 2000, the fees payable to the Adviser as calculated under the Advisory Agreement were $812 for the Val Cap Mid Cap Fund and $477 for the Val Cap Small Cap Fund; however, in order to meet its commitments under the expense limitation agreement described above, the Adviser waived all of its fees with respect to such fiscal year.

     Unless sooner terminated, the Advisory Agreement shall continue in effect with respect to a Fund for a period of two years, and thereafter, shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not parties to the Advisory Agreements, or interested persons (as defined in the 1940 Act) of any of these parties, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable as to a Fund at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of that Fund, or by the Adviser. The Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.


     The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.


                             PORTFOLIO TRANSACTIONS

     Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with each Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by a Fund and which brokers are eligible to execute such Fund's portfolio transactions.

     Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers, serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

     Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

     While the Adviser  generally seeks competitive  commissions,  the Funds may
not  necessarily  pay  the  lowest   commission   available  on  each  brokerage
transaction for the reasons discussed above.

     Investment decisions for each Fund in the Trust are made independently from those made for other accounts managed by the Adviser. Any other account may also invest in the securities in which a Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another account managed by the Adviser, the policy of the Adviser generally is that the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund(s) and such other account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.

     During the fiscal year ended September 30, 2000, the Val Cap Mid Cap Fund and the Val Cap Small Cap Fund paid brokerage commissions of $1,002 and $480, respectively.


                             OTHER SERVICE PROVIDERS

ADMINISTRATOR AND FUND ACCOUNTANT

     Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as the Administrator and Fund Accountant to the Trust pursuant to service agreements dated as of December 29, 1999 (the "Service Agreements").


     As Administrator, Ultimus assists in supervising all operations of each Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):


     -- prepares and assembles reports required to be sent to the Funds' shareholders and arranges for the printing and dissemination of such reports;

     -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

     -- arranges for the dissemination to shareholders of the Funds' proxy materials and oversees the tabulation of proxies by the Transfer Agent;

     --   reviews the provision of dividend disbursing services to the Funds;

     -- calculates, or arranges for the calculation of, the net asset value of the Funds' shares;

     -- determines the amounts available for distribution as dividends and distributions to be paid by the Funds to their shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Funds' Transfer Agent and Custodian with such information as is required for them to effect the payment of dividends and distributions;


     -- prepares and files the Funds' federal income and excise tax returns and the Funds' state and local tax returns;

     -- monitors compliance of the Funds' operation with the 1940 Act and with its investment policies and limitations;

     -- provides accounting and bookkeeping services (including the maintenance of such accounts, books and records of the Funds as may be required by Section 31(a) of the 1940 Act and the rules and regulations thereunder); and

     -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.


     As Fund Accountant, Ultimus maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

     Ultimus receives fees from each Fund for its services as Administrator and Fund Accountant, and expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.15% of the combined average daily net assets of the Funds up to $50 million; 0.125% of such assets between $50 million and $100 million; 0.10% of such assets between $100 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets over $500 million; subject, however, to a minimum fee of $3,000 per month. The fee payable by each Fund to Ultimus as Fund Accountant is $2,500 per month plus an asset based fee at the annual rate of 0.01% of a Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. During the fiscal year ended September 30, 2000, Ultimus received fees of $6,375 from each of the Funds in its capacity as Administrator, and $17,000 from each of the Funds in its capacity as Fund Accountant.


     Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until December 29, 2001. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, shall be renewed automatically for successive one-year periods.

     The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

TRANSFER AGENT

     Unified Fund Services, Inc. (the "Transfer Agent"), 431 N. Pennsylvania Street, Indianapolis, Indiana 46204, serves as transfer agent to the Trust pursuant to a Transfer Agent and Shareholder Servicing Agreement dated as of December 31, 1999.

     The Transfer Agent performs the following services in connection with the Funds' shareholders: maintains shareholder records for each of the Fund's shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.


PRINCIPAL UNDERWRITER

     Unified Financial Securities, Inc. (the "Distributor"), 431 N. Pennsylvania Street, Indianapolis, Indiana 46204, is the exclusive agent for distribution of shares of the Funds. The Distributor is an affiliated company of the Transfer Agent. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services dated January 25, 2001.


CUSTODIAN

     The Bank of New York, 101 Barclay Street, New York, New York 10286, serves as Custodian to the Trust pursuant to a Custody Agreement dated as of October 1, 1999. The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.



INDEPENDENT AUDITORS


     The Trust has selected Arthur Andersen LLP, 720 E. Pete Rose Way, Suite 400, Cincinnati, Ohio 45202, to serve as independent auditors for the Trust and to audit the financial statements of the Trust for its fiscal year ending September 30, 2001.


TRUST COUNSEL

     The Trust has selected Seward & Kissel LLP, One Battery Park Plaza, New York, New York 10004, to serve as counsel for the Trust.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES


     The Trust is an unincorporated business trust that was organized under Delaware law on June 22, 1999. The governing document of the Trust (the "Trust Instrument") authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

     Shares of the Funds, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Funds, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.


DISTRIBUTION ARRANGEMENTS

     The Funds have adopted a plan under Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan") to permit the Funds to pay distribution expenses to defray expenses associated with the distribution of their shares. Under the Rule 12b-1 Plan, the Funds may pay distribution fees for advertising, printing, and mailing of prospectuses to other than current shareholders, compensation to broker-dealers and other financial intermediaries, compensation to sales personnel, printing of sales literature, travel, entertainment, due diligence, and other promotional expenses. The Funds do no currently pay distribution expenses under the Rule 12b-1 Plan. The Adviser may from time to time from its own resources make payments for distribution expenses to brokers or other persons for their distribution services.


TRUSTEE LIABILITY

     The Trust Instrument provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

CODE OF ETHICS

     The Trust and the Adviser have each adopted a Code of Ethics which prohibits its affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Funds' planned portfolio transactions. Each of these parties monitors compliance with its Code of Ethics.


                           ADDITIONAL TAX INFORMATION


     Each Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Funds of liability for federal income taxes to the extent their net investment income and net realized capital gains are distributed in accordance with the Code. However, taxes may be imposed on the Funds by foreign countries with respect to income received on foreign securities. Depending on the extent of the Funds' activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of these states or localities. If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to a federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends-received deduction for corporations. To qualify as a RIC, a Fund must comply with certain distribution, diversification, source of income and other applicable requirements.

     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.


     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Funds are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

                             PERFORMANCE INFORMATION


     From time to time performance information for the Funds showing their average annual total return and aggregate total return may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. For the fiscal year ended September 30, 2000, the total return of the Val Cap Mid Cap Fund was 54.60% and the total return of the Val Cap Small Cap Fund was 59.80%


     Total return is a function of the type and quality of instruments held in the portfolio, levels of operation expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations. These fees, if charged, will reduce the actual performance from that quoted. If the Adviser voluntarily waives all or a part of its fees, the total return of a Fund will be higher than it would be in the absence of such voluntary waiver.

CALCULATION OF TOTAL RETURN


     Average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result. For periods ended December 31, 2000, the average annual total returns of each Fund are as follows:

               Val Cap Mid Cap Fund
               --------------------
               One Year                           64.02%
               Since Inception (10/2/1999)        57.22%

               Val Cap Small Cap Fund
               ----------------------
               One Year                           62.62%
               Since Inception (10/2/1999)        57.77%

PERFORMANCE COMPARISONS


     Advertisements, sales materials and shareholder reports may compare the performance of the Funds to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor's, Lehman Brothers, Inc., Morgan Stanley Capital International and Frank Russell Company, as well as data prepared by Lipper, Inc. and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.


     From time to time, the Funds (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products
(including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Funds may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Funds.

     Morningstar, Inc., Chicago, Illinois, rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund's investment objective category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc. respectively: Lowest, Below Average, Neutral, Above Average and Highest.


                              FINANCIAL STATEMENTS

     The financial statements of the Funds are incorporated herein by reference to the audited annual report of the Funds dated September 30, 2000.

                            VALENZUELA CAPITAL TRUST

                                  ANNUAL REPORT
                              FOR THE PERIOD ENDING
                               SEPTEMBER 30, 2000

                              VAL CAP MID CAP FUND

                             VAL CAP SMALL CAP FUND

                            VALENZUELA CAPITAL TRUST
                           VAL CAP FUNDS FOR INVESTORS

                ANNUAL REPORT FOR PERIOD ENDED SEPTEMBER 30, 2000

CHAIRMAN'S LETTER

The Val Cap Funds have had a particularly good experience during the past year. Both the Val Cap Mid Cap Fund and the Val Cap Small Cap Fund performed very strongly against their relevant indices. I thank all of the stakeholders in our new family of funds who contributed to our successful launch.

While we hope that this new fiscal year will be as successful as last year, we are sanguine that the environment in which we will be investing will be more difficult. As the year 2000 comes to an end, the economy has shifted into a slower growth mode than we experienced during the first half of the year in which the economy exhibited unusual robust growth. Not surprisingly, the Federal Reserve continued raising interest rates in an effort to decelerate economic growth, and by the third quarter, the medicine began to be effective. As a result, investor concern has shifted to the risks associated with economic deceleration. Added to that were genuine concerns about the impact that higher energy prices would have on the running bull market. On one hand, rising energy prices act as a "tax" on consumers and businesses, with oil producers the beneficiary. On the other hand, energy is a primary commodity, and sharp increases in price of energy inputs result in higher overall prices in time. The combination of a "tax increase" and new inflationary pressures does not bode well for equities. Adding to uncertainty in the economy, the declining Euro has been a depressant on U.S. capital markets from sensitivity to corporate earnings that come from overseas.

Through the third quarter of 2000, corporate profits continued to be strong, and productivity gains continued to drive the economy higher despite labor shortages and higher real wages. However, as the fourth quarter is unfolding, we are seeing demonstrable evidence of slowing growth. The unanswered question is whether growth will simply decelerate into a soft landing or whether the economy will experience a hard and unpleasant downturn. While we expect the former, we are also prepared for the latter. Based on our value style, Valenzuela Capital is well positioned to weather market squalls and perform well into the future.

                                             Thomas M. Valenzuela
                                             Chairman

PORTFOLIO COMMENTARY
Val Cap Mid Cap Fund

The Fund has had exceptionally strong performance in its first year, returning 54.6% as compared to 13.0% for the Russell Midcap Value Index, its style benchmark. The Standard & Poor's 500 Index, representing the overall U.S. equity markets, returned 13.3% for the same period. The Fund's performance was increased by its investments in IPOs (initial public offerings), which have a magnified investment performance effect during the periods when the Fund has a small asset base. Even without including the returns attributable to IPOs, the Fund's return was approximately 38%, still outperforming the Fund's benchmark. We are pleased that the Fund was able to participate in these offerings, but as the Fund grows, the impact of investments in IPOs on the Fund's performance will most likely lessen.

Stock selection in the Fund was very good, especially in Health Care and Financials. During the second half, we increased exposure to the Health Care sector as we have concluded that many of last year's fundamental and legislative problems have receded. Federal legislation in 2000 is increasing Medicare reimbursements to hospitals, reversing last year's trend. The investments in LifePoint Hospitals and Universal Health Services were the top two contributors to the Fund's performance. Increased focus was also placed on the Financial Services sector. We largely avoided conventional banks because of slowing loan growth and eroding credit quality. Our stock selection has concentrated on insurance companies, savings and loans and asset management companies, none of which have credit quality issues as worrying as banks. Winners in this group include ACE Limited, Everest Re Group, Hartford Financial Services, and Waddell & Reed Financial. The top investment pick in the Financial Services sector was U.S. Trust Corporation, which was acquired by Charles Schwab earlier in the year.

Technology was the top performing sector in the Russell Midcap Value Index. The Fund also had strong returns in Technology, despite the fact that some of the investment positions were affected by the uncertainty in the industry. Some companies announced profit warnings or cautioned about slowing sales, while others reported that business is still rosy. Tech is different, and the sector remains very volatile. However, the recent market corrections are creating opportunities for investments in this area, and we continue to look at those tech stocks that are selling at reasonable valuations with sound business prospects longer term. Without compromising our value-oriented investment philosophy, we are ensuring that the Fund's portfolio has appropriate exposure to this increasingly vital component of the U.S. economic infrastructure.

We trust that our disciplined investment process will continue to reward the Fund's shareholders.

                                             Thomas M. Valenzuela
                                             Portfolio Manager

                              VAL CAP MID CAP FUND

        Comparison of the Change in Value of a $10,000 Investment in the Val Cap Mid Cap Fund and the Russell Midcap Value Index

                               [GRAPHIC OMITTED]

                                 Valenzuela Mid      Russell Midcap
                                    Cap Fund          Value Index
                                    --------          -----------
                10/31/99             $10,000            $10,295
                11/30/99             $10,230            $10,107
                12/31/99             $10,730            $10,377
                 1/31/00             $12,010             $9,757
                 2/29/00             $12,790             $9,349
                 3/31/00             $13,610            $10,482
                 4/30/00             $13,850            $10,524
                 5/31/00             $14,280            $10,705
                 6/30/00             $14,180            $10,306
                 7/31/00             $14,210            $10,547
                 8/31/00             $15,190            $11,193
                 9/30/00             $15,460            $11,301

                          ---------------------------
                              Val Cap Mid Cap Fund
                          Average Annual Total Return

                                     1 Year
                                     54.60%
                          ---------------------------

           Past performance is not predictive of future performance.

PORTFOLIO COMMENTARY
Val Cap Small Cap Fund

The Fund has had exceptionally strong performance in its first year, returning 59.8% as compared to 15.4% for the Russell 2000 Value Index, its style benchmark. The Russell 2000 Index, representing overall small capitalization stocks in the U.S. equity markets, returned 23.4% for the same period. The Fund's performance was increased by its investments in IPOs (initial public offerings), which have a magnified investment performance effect during the periods when the Fund has a small asset base. Even without including the returns attributable to IPOs, the Fund's return was approximately 44%, still outperforming the Fund's benchmark. We are pleased that the Fund was able to participate in these offerings, but as the Fund grows, the impact of investments in IPOs on the Fund's performance will most likely lessen.

The Fund had exceptional performance in Health Care, Financials and Technology. The significant contribution of Health Care came from investments in Triad Hospitals, LifePoint Hospitals and Universal Health Services. The positive impact of Financials was largely attributable to our investments in the asset management and service companies such as Neuberger Berman and Investors Financial Services. The top performing stocks in the Fund were Technology, contributing nicely to performance. Caminus Corp., a software solutions provider, experienced increased sales of its risk management software to energy companies which will boost both the company's earnings and growth rates. Teltrend Inc., telecommunications and data communications products, was acquired by Westell Technologies. It is interesting to note that even eliminating the total technology return from the portfolio, the Fund still returned 38.4% in its first year.

Energy also produced solid returns for the Fund, led by Rowan Companies and Global Industries Ltd., oil services companies benefiting from the recovery in energy fundamentals. In addition, Santa Fe Snyder Corporation, an oil and natural gas producer, was acquired by Devon Energy Corporation.

As far as stocks that hurt performance, Airborne Freight Corporation was the poorest performing stock. Although our value investing approach led us to investing in Airborne, which was trading at less than book value, a competitive operating environment took hold. The company competes directly with FedEx and United Parcel Services. Also, sharply higher fuel costs during the year impacted earnings. The company is in the process of implementing strategic changes to enhance their services and reduce costs to remain competitive.

We continue to seek attractively valued smaller companies which will reward the Fund's shareholders.

                                             Lisa L. Parisi, CFA
                                             Portfolio Manager

                             VAL CAP SMALL CAP FUND

        Comparison of the Change in Value of a $10,000 Investment in the Val Cap Small Cap Fund and the Russell 2000 Value Index

                               [GRAPHIC OMITTED]

                                Valenzuela Small      Russell 2000
                                    Cap Fund          Value Index
                                    --------          -----------
                10/31/99             $10,000             $9,800
                11/30/99              $9,990             $9,851
                12/31/99             $10,870            $10,153
                 1/31/00             $12,030             $9,887
                 2/29/00             $12,840            $10,491
                 3/31/00             $13,390            $10,541
                 4/30/00             $13,230            $10,603
                 5/31/00             $13,160            $10,441
                 6/30/00             $14,320            $10,746
                 7/31/00             $13,970            $11,103
                 8/31/00             $15,860            $11,600
                 9/30/00             $15,980            $11,535

                          ----------------------------
                             Val Cap Small Cap Fund
                          Average Annual Total Return

                                     1 Year
                                     59.80%
                          ----------------------------

           Past performance is not predictive of future performance.

                            VALENZUELA CAPITAL TRUST
                      Statements of Assets and Liabilities
                               September 30, 2000

                                                              VAL CAP         VAL CAP
                                                              MID CAP        SMALL CAP
                                                                FUND            FUND
                                                            ------------    ------------
ASSETS

  Investments in securities at market value (identified
    cost $112,226 and $71,724, respectively) (Note 1)       $    137,580    $     83,320
  Dividends and interest receivable                                  120              31
  Receivable for securities sold                                  11,038          12,447
  Other assets                                                       142             127
                                                            ------------    ------------

      Total Assets                                               148,880          95,925
                                                            ------------    ------------

LIABILITIES

  Payable for securities purchased                                 1,711          16,049
                                                            ------------    ------------

    Total Liabilities                                              1,711          16,049
                                                            ------------    ------------

                                                            $    147,169    $     79,876
                                                            ============    ============
NET ASSETS

Net assets consist of:
  Paid-in capital                                           $    100,000    $     50,000
  Undistributed net investment income                              1,463             738
  Accumulated net realized gains from
    security transactions                                         20,352          17,542
  Net unrealized appreciation on investments                      25,354          11,596
                                                            ------------    ------------

                                                            $    147,169    $     79,876
                                                            ============    ============
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                       9,521           5,000
                                                            ============    ============
Net asset value, offering price and redemption
  price per share (Note 1)                                  $      15.46    $      15.98
                                                            ============    ============

                See accompanying notes to financial statements.

                            VALENZUELA CAPITAL TRUST
                            Statements of Operations
                        Period Ended September 30, 2000*

                                                             VAL CAP          VAL CAP
                                                             MID CAP         SMALL CAP
                                                               FUND             FUND
                                                           ------------     ------------
INVESTMENT INCOME
  Dividends                                                $        662     $        299
  Interest                                                          801              439
                                                           ------------     ------------
    Total Investment Income                                       1,463              738
                                                           ------------     ------------

EXPENSES
  Investment advisory fees (Note 3)                                 812              477
  Administration fees (Note 3)                                   17,875           17,875
  Fund accounting fees (Note 3)                                  17,000           17,000
  Shareholder services and transfer agent fees (Note 3)           6,448            6,448
  Registration and filing fees                                   28,547           28,547
  Custodian fees                                                 10,110           10,002
  Professional fees                                               6,500            6,500
  Insurance expense                                               4,825            4,825
  Trustee fees                                                    1,250            1,250
  Pricing fees                                                      851              922
  Postage and supplies                                              244              244
  Other expenses                                                  1,020            1,021
                                                           ------------     ------------
    Total Expenses                                               95,482           95,111
  Less fees waived and expenses reimbursed
    by the Adviser (Note 3)                                     (95,482)         (95,111)
                                                           ------------     ------------
    Net Expenses                                                     --               --
                                                           ------------     ------------

NET INVESTMENT INCOME                                             1,463              738
                                                           ------------     ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions                    20,352           17,542
Net change in unrealized appreciation/
  depreciation on investments                                    25,354           11,596
                                                           ------------     ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                 45,706           29,138
                                                           ------------     ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                 $     47,169     $     29,876
                                                           ============     ============

* From commencement of operations (October 2, 1999).

                 See accompanying notes to financial statements.

                            VALENZUELA CAPITAL TRUST
                       Statements of Changes in Net Assets
                        Period Ended September 30, 2000*

                                                      VAL CAP         VAL CAP
                                                      MID CAP        SMALL CAP
                                                        FUND            FUND
                                                    ------------    ------------
FROM OPERATIONS
  Net investment income                             $      1,463    $        738
  Net realized gains from securities transactions         20,352          17,542
  Net change in unrealized appreciation/
    depreciation on investments                           25,354          11,596
                                                    ------------    ------------
  Net increase in net assets from operations              47,169          29,876
                                                    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS

  Proceeds from shares sold                               50,000              --
  Payments for shares redeemed                                --              --
                                                    ------------    ------------
    Net increase in net assets from capital
      share transactions                                  50,000              --
                                                    ------------    ------------

TOTAL INCREASE IN NET ASSETS                              97,169          29,876

NET ASSETS
  Beginning of period                                     50,000          50,000
                                                    ------------    ------------
  End of period                                     $    147,169    $     79,876
                                                    ============    ============

UNDISTRIBUTED NET INVESTMENT INCOME                 $      1,463    $        733
                                                    ============    ============

CAPITAL SHARE ACTIVITY
  Shares sold                                              4,521              --
  Shares redeemed                                             --              --
                                                    ------------    ------------
  Net increase in shares outstanding                       4,521              --
  Shares outstanding, beginning of period                  5,000           5,000
                                                    ------------    ------------
  Shares outstanding, end of period                        9,521           5,000
                                                    ============    ============

* From commencement of operations (October 2, 1999).

                 See accompanying notes to financial statements.

                            VALENZUELA CAPITAL TRUST
          Financial Highlights for the Period Ended September 30, 2000*
                    Selected Per Share Data and Ratios for a
                    Share Outstanding Throughout Each Period

                                                       VAL CAP        VAL CAP
                                                       MID CAP       SMALL CAP
                                                         FUND           FUND
                                                      ----------   ------------
PER SHARE DATA

Net asset value at beginning of period                $    10.00     $    10.00

Income from investment operations:
  Net investment income                                     0.15           0.15
  Net realized and unrealized gains on investments          5.31           5.83
                                                      ----------     ----------
  Total from investment operations                          5.46           5.98
                                                      ----------     ----------

Net asset value at end of period                      $    15.46     $    15.98
                                                      ==========     ==========

TOTAL RETURN                                              54.60%         59.80%
                                                      ==========     ==========

RATIOS/SUPPLEMENTAL DATA
Net assets at end of period                           $  147,169     $   79,876
                                                      ==========     ==========

Ratio of expenses to average net assets:
  Before expense reimbursement and waived fees            89.12%        151.02%
  After expense reimbursement and waived fees              0.00%          0.00%

Ratio of net investment income to average net assets
  Before expense reimbursement and waived fees           (87.75)%      (149.85)%
  After expense reimbursement and waived fees              1.37%          1.17%

Portfolio turnover rate                                     272%           210%

* From commencement of operations (October 2, 1999).

                See accompanying notes to financial statements.

                 VALENZUELA CAPITAL TRUST - VAL CAP MID CAP FUND
                        Schedule of Portfolio Investments
                               September 30, 2000

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                         ------------
              COMMON STOCKS -  86.1%
               CAPITAL GOODS - 13.5%
        40     Alliant Techsystems, Inc. (a)                       $      3,285
        85     Avery Dennison Corp.                                       3,942
       105     B.F. Goodrich Company                                      4,115
       100     Precision Castparts Corp.                                  3,838
       570     Titanium Metals Corp. (a)                                  4,667
                                                                   ------------
                                                                         19,847
                                                                   ------------
               CONSUMER CYCLICALS - 6.0%
       370     Consolidated Stores Corp. (a)                              4,995
       200     Reebok International, Ltd. (a)                             3,762
                                                                   ------------
                                                                          8,757
                                                                   ------------
               CONSUMER STAPLES - 9.1%
        60     Cardinal Health, Inc.                                      5,292
       135     McKesson HBOC, Inc.                                        4,126
        50     The Quaker Oats Company                                    3,956
                                                                   ------------
                                                                         13,374
                                                                   ------------
               ENERGY - 3.3%
       315     Ocean Energy, Inc. (a)                                     4,863
                                                                   ------------

               FINANCIAL SERVICES - 29.3%
       130     ACE Ltd.                                                   5,103
       195     Dime Bancorp, Inc.                                         4,205
        90     Everest Re Group Ltd.                                      4,455
        75     Golden West Financial Corp.                                4,022
        60     Hartford Financial Services Group, Inc.                    4,376
       140     John Hancock Financial Services, Inc. (a)                  3,762
        75     PNC Financial Services Group, Inc.                         4,875
        75     T. Rowe Price Associates, Inc.                             3,520
       130     Waddell & Reed Financial, Inc. - Class A                   4,030
       120     Washington Mutual, Inc.                                    4,778
                                                                   ------------
                                                                         43,126
                                                                   ------------
               HEALTH CARE - 15.8%
       300     Apria Healthcare Group, Inc. (a)                           4,181
       210     LifePoint Hospitals, Inc. (a)                              7,455
       315     Omnicare, Inc.                                             5,079
        76     Universal Health Services, Inc. - Class B (a)              6,507
                                                                   ------------
                                                                         23,222
                                                                   ------------

                See accompanying notes to financial statements.

                 VALENZUELA CAPITAL TRUST - VAL CAP MID CAP FUND
                  Schedule of Portfolio Investments (Continued)
                               September 30, 2000

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                         ------------
               TECHNOLOGY - 3.6%
       125     Adaptec, Inc. (a)                                   $      2,500
        95     Cabletron Systems, Inc. (a)                                2,791
                                                                   ------------
                                                                          5,291
                                                                   ------------
               TRANSPORTATION - 5.5%
       315     Fritz Companies, Inc. (a)                                  3,780
       185     Southwest Airlines Company                                 4,486
                                                                   ------------
                                                                          8,266
                                                                   ------------

               TOTAL COMMON STOCKS - 86.1% (COST $101,392)         $    126,746
                                                                   ------------

FACE AMOUNT
------------
               SHORT TERM MONEY MARKET SECURITIES - 7.4%
$   10,834     The Bank of New York Cash Reserve
                 (Cost $10,834)                                    $     10,834
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE - 93.5% (COST $112,226)  $    137,580

               OTHER ASSETS IN EXCESS OF LIABILITIES - 6.5%               9,589
                                                                   ------------

               NET ASSETS - 100.0%                                 $    147,169
                                                                   ============

(a)  Non-income producing security.

                See accompanying notes to financial statements.

                VALENZUELA CAPITAL TRUST - VAL CAP SMALL CAP FUND
                        Schedule of Portfolio Investments
                               September 30, 2000

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                         ------------
               COMMON STOCKS - 97.7%
               BASIC INDUSTRY - 2.0%
        50     Cytec Industries, Inc. (a)                          $      1,672
                                                                   ------------

               CAPITAL GOODS - 12.1%
        70     Herley Industries, Inc. (a)                                1,588
       160     Hexcel Corp. (a)                                           2,140
        36     KEMET Corp. (a)                                              995
        80     Precision Castparts Corp.                                  3,070
       225     Titanium Metals Corp. (a)                                  1,842
                                                                   ------------
                                                                          9,635
                                                                   ------------

               CONSUMER CYCLICALS - 14.9%
       190     Consolidated Stores Corp. (a)                              2,565
        48     Houghton Mifflin Company                                   1,884
        65     Lancaster Colony Corp.                                     1,597
       113     Reebok International, Ltd. (a)                             2,126
        25     Scholastic Corp. (a)                                       1,989
        50     Toll Brothers, Inc. (a)                                    1,719
                                                                   ------------
                                                                         11,880
                                                                   ------------

               CONSUMER STAPLES - 2.1%
       111     Owens & Minor, Inc.                                        1,748
                                                                   ------------

               ENERGY - 11.4%
        90     Cabot Oil & Gas Corp. - Class A                            1,834
       160     Global Industries, Ltd. (a)                                2,000
        43     Noble Affiliates, Inc.                                     1,596
       142     Ocean Energy, Inc. (a)                                     2,192
        85     Offshore Logistics (a)                                     1,519
                                                                   ------------
                                                                          9,141
                                                                   ------------

               FINANCIAL SERVICES - 18.7%
        40     Downey Financial Corp.                                     1,580
        52     Everest Re Group Ltd.                                      2,574
        90     First American Corp.                                       1,879
        90     FirstFed Financial Corp. (a)                               2,070
        45     Hilb, Rogal & Hamilton Co.                                 1,876
        53     Jeffries Group, Inc.                                       1,424
        40     StanCorp Financial Group                                   1,710
       205     Wit Soundview Group, Inc. (a)                              1,845
                                                                   ------------
                                                                         14,958
                                                                   ------------

                See accompanying notes to financial statements.

                VALENZUELA CAPITAL TRUST - VAL CAP SMALL CAP FUND
                  Schedule of Portfolio Investments (Continued)
                               September 30, 2000

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                         ------------
               HEALTH CARE - 17.6%
       138     Apria Healthcare Group, Inc. (a)                    $      1,923
       101     LifePoint Hospitals, Inc. (a)                              3,586
       210     Omnicare, Inc.                                             3,386
        87     Triad Hospitals, Inc. (a)                                  2,556
        30     Universal Health Services, Inc. - Class B (a)              2,569
                                                                   ------------
                                                                         14,020
                                                                   ------------

               TECHNOLOGY - 12.7%
        28     Advanced Energy Industries, Inc. (a)                         924
        50     Caminus Corp. (a)                                          1,988
        65     New Era of Networks, Inc. (a)                              1,581
       153     Objective Systems Integrators, Inc. (a)                    1,329
       180     Pinnacle Systems, Inc. (a)                                 2,025
       180     Take Two Interactive Software (a)                          2,261
                                                                   ------------
                                                                         10,108
                                                                   ------------

               TRANSPORTATION - 6.2%
       125     Airborne Freight Corp.                                     1,273
        49     Forward Air Corp. (a)                                      1,724
       160     Fritz Companies, Inc. (a)                                  1,920
                                                                   ------------
                                                                          4,917
                                                                   ------------

               TOTAL COMMON STOCKS - 97.7% (COST $66,483)          $     78,079
                                                                   ------------

FACE AMOUNT
-----------
               SHORT TERM MONEY MARKET SECURITIES - 6.6%

$    5,241     The Bank of New York Cash Reserve
                 (Cost $5,241)                                     $      5,241
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE - 104.3% (COST $71,724)  $     83,320

               LIABILITIES IN EXCESS OF OTHER ASSETS - (4.3%)            (3,444)
                                                                   ------------

               NET ASSETS - 100.0%                                 $     79,876
                                                                   ============

(a)  Non-income producing security.

                See accompanying notes to financial statements.

                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Valenzuela Capital Trust (the "Trust") was organized as a Delaware business trust on June 22, 1999. The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust consists of two series, the Val Cap Mid Cap Fund ("Mid Cap") and the Val Cap Small Cap Fund ("Small Cap") (collectively, the "Funds" and each individually, a "Fund"). The Trust is authorized to issue an unlimited number of shares.

     As part of the Trust's organization, each Fund issued in a private placement 5,000 shares of beneficial interest to Valenzuela Capital Partners LLC, (the "Adviser") at $10.00 a share on October 1, 1999. Additionally, the Mid Cap Fund, in a secondary private placement, issued 4,521 shares of beneficial interest to a principal of the Adviser at $11.06 a share on January 17, 2000. The Trust has not yet commenced a public offering of its shares.

     The Mid Cap Fund's investment objective is capital appreciation primarily through investments in common stocks of mid-capitalization companies. The Fund will seek to achieve this objective by investing primarily in the common stock of mid-cap U.S. companies with market capitalization from $1.5 billion to $10 billion.

     The Small Cap Fund's investment objective is capital appreciation primarily through investments in common stocks of small-capitalization companies. The Fund will seek to achieve this objective by investing primarily in the common stock of small-cap U.S. companies with market capitalization less than $1.5 billion.

     SECURITIES VALUATION - The Funds' portfolio securities are valued as of the close of regular trading of the New York Stock exchange, normally 4:00 p.m., Eastern time, on days the Exchange is open. The Funds' securities are generally valued at current market prices. If market quotations are not readily available, prices are based on a fair value estimate, determined in accordance with methods approved by the Funds' Board of Trustees.

     SHARE VALUATION - The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

     INVESTMENT INCOME - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Funds. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

     ORGANIZATION EXPENSES - All costs incurred by the Trust in connection with the organization of the Funds and the initial public offering of shares of the Funds, principally professional fees and printing, have been reimbursed by the Adviser and are subject to recovery by the Adviser pursuant to the Expense Limitation Agreement (See Note 3).

     SECURITY  TRANSACTIONS - Security  transactions  are accounted for on trade
     date.   The  cost  of   securities   sold  is   determined  on  a  specific
     identification basis.

     ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

     FEDERAL INCOME TAX - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Funds so qualify and distribute at least 90% of their taxable net income, the Funds (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provisions for income taxes have been made. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000

2.   INVESTMENTS

     During the period ended September 30, 2000, the cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $332,391 and $252,651, respectively, for the Mid Cap Fund and $164,559 and $116,287, respectively, for the Small Cap Fund.

     For federal income tax purposes, the cost of portfolio investments amounted to $112,226 in the Mid Cap Fund and $71,724 in the Small Cap Fund at September 30, 2000. The composition of unrealized appreciation (the excess of market value over tax cost) and unrealized depreciation (the excess of tax cost over market value) was as follows:

                                             Mid Cap Fund         Small Cap Fund
                                             ------------         --------------
Gross unrealized appreciation                $     28,472          $     16,311
Gross unrealized depreciation                      (3,118)               (4,715)
                                             ------------          ------------
Net unrealized appreciation                  $     25,354          $     11,596
                                             ============          ============

3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Certain Trustees and officers of the Trust are affiliated with the Adviser or Ultimus Fund Solutions, LLC (the "Administrator"). Such persons are not paid directly by the Trust for serving in those capacities.

     INVESTMENT ADVISORY AGREEMENT
     Under the terms of an investment advisory agreement between the Trust and the Adviser, the Adviser is entitled to receive fees based on a percentage of the daily average net assets of each Fund. Each Fund pays the Adviser an annual rate of 0.75% of its average daily net assets.

                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000

3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     Pursuant to the Expense Limitation Agreement, the Adviser has contractually agreed to waive a portion of its advisory fees and if necessary reimburse each Fund's organizational and operational expenses so that each of the Fund's net expenses do not exceed 1.45% of average daily net assets (the "Expense Cap") until October 1, 2002. For the period ended September 30, 2000, the Adviser agreed to waive its entire advisory fee and pay all of the operating expenses of each of the Funds. If at any point during the period prior to October 1, 2002, the operational expenses of the Funds fall below the Expense Cap, the Adviser may recoup fees previously waived or reimbursed so long as the amount of the recouped fees does not 1) cause the Funds' aggregate expenses on an annualized basis to exceed the Expense Cap, and 2) exceed the fees previously waived or reimbursed by the Adviser prior to October 1, 2002. The agreement provides that no such payments shall be made to the Adviser after October 1, 2004. As of September 30, 2000, the amount of waived fees and reimbursed expenses (which includes $100,000 of organization cost for each Fund) that may be recouped by the Adviser in the future, pursuant to this agreement, was $195,482 for the Mid Cap Fund and $195,111 for the Small Cap Fund.

     ADMINISTRATION AGREEMENT
     Under the terms of an Administration Agreement in effect since January 14, 2000, the Administrator supplies executive, administrative and regulatory services to the Funds, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.

     For these services, the Administrator receives a monthly fee from the Funds at an annual rate of .15% on its average daily net assets up to $50 million; .125% on the next $50 million of such assets; .10% on the next $150 million of such assets; .075% on the next $250 million of such assets; and .05% of such net assets in excess of $500 million, subject to a minimum monthly fee of $3,000 for each Fund. During the period prior to which the Funds are publicly offered for sale, the Administrator has agreed to be compensated at a rate of $750 per month per Fund. Accordingly, during the period ended September 30, 2000, the Administrator was paid $6,375 with respect to each Fund.

                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000

3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     FUND ACCOUNTING AGREEMENT
     Under the terms of a Fund Accounting Agreement between the Trust and the Administrator in effect since January 14, 2000, the Administrator calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, the Administrator receives from each Fund a monthly fee of $2,500, plus an asset based fee equal to 0.01% of average daily net assets up to $500 million and 0.005% of such assets in excess of $500 million. During the period prior to which the Funds are publicly offered for sale, the Administrator has agreed to be compensated at a rate of $2,000 per month per Fund, with no additional asset-based fee. Accordingly, during the period ended September 30, 2000, the Administrator was paid $17,000 with respect to each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by the Administrator in obtaining valuations of such Fund's portfolio securities.

     TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
     Pursuant to the terms of a Transfer Agent and Shareholder Servicing Agreement between the Trust and Unified Fund Services, Inc. ("Unified"), Unified maintains shareholder records for each of the Fund's shareholders of record, processes shareholder purchase and redemption orders, processes transfers and exchanges of shares of the Funds on the shareholder files and records, processes dividend payments and reinvestments and assists in the mailing of shareholder reports and proxy solicitation materials. For these services, Unified receives from each Fund a base fee of $18,000 per year, plus $18 per active account per year, except that during any period in which there are 20 or less active accounts in a Fund, the base fee shall be a fixed monthly fee of $1,250 per Fund. Additionally, until such time as a Fund is publicly offered for sale, but no later than April 30, 2000, the base fee shall be a fixed monthly of $600 per Fund. Accordingly, during the period ended September 30, 2000, Unified was paid $6,448 with respect to each Fund.

     PRIOR SERVICE AGREEMENT
     Prior to January 14, 2000, administrative services, fund accounting services and transfer agent services were provided to the Funds by BISYS Fund Services Ohio, Inc. ("BISYS"). Pursuant to the terms of a Service Agreement with the Funds, BISYS received a fee from the Funds of $11,500 with respect to each Fund.

                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000

4.   SHAREHOLDER SERVICING PLAN

     The Funds have adopted a Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each Fund may incur certain costs related to the servicing of shareholder accounts, generally not to exceed 0.25% of the average daily net assets of each respective Fund. During the period ended September 30, 2000, the Funds incurred no such expenses under the Plan.

--------------------------------------------------------------------------------

CHANGE IN INDEPENDENT AUDITOR

On September 13, 2000, Ernst & Young LLP (Ernst & Young) resigned as independent auditor of the Trust. Arthur Andersen LLP (Arthur Andersen) was selected as the Trust's independent auditor. The Trust's selection of Arthur Andersen as its independent auditor was recommended by the Trust's audit committee and was approved by the Trust's Board of Trustees.

The report on the financial statements audited by Ernst & Young as of October 1, 1999 for the Trust did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Trust and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its report on such financial statements.

                    Report of Independent Public Accountants
                    ----------------------------------------

To the Shareholders and Board of Trustees of the Valenzuela Capital Trust:

We have audited the statements of assets and liabilities, including the schedules of portfolio investments, of the Val Cap Small Cap Fund and the Val Cap Mid Cap Fund (the Funds) of the Valenzuela Capital Trust as of September 30, 2000, and the related statements of operations, changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2000, the results of their operations, the changes in their net assets and their financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN, LLP

Cincinnati, Ohio
October 13, 2000

                                     PART C

                                OTHER INFORMATION

ITEM 23.  Exhibits


     (a)  Trust Instrument of the Registrant**


     (b)  Not applicable


     (c)  Incorporated by reference to Trust Instrument

     (d) Investment Advisory Agreement between the Registrant and Valenzuela Capital Partners LLC**

     (e) Distribution Agreement between the Registrant and Unified Financial Securities, Inc.


     (f)  Not applicable


     (g)  Custodian Agreement between the Registrant and The Bank of New York**

     (h) (1) Administration Agreement between the Registrant and Ultimus Fund Solutions, LLC**

          (2) Fund Accounting Agreement between the Registrant and Ultimus Fund Solutions, LLC**

          (3) Transfer Agent and Shareholder Services Agreement between the Registrant and Unified Fund Services, Inc.**


     (i)  Opinion and Consent of Seward & Kissel LLP*


     (j)  Consent of Independent Auditors


     (k)  Not applicable

     (l)  Investment representation letter of Valenzuela Capital Partners LLC*


     (m)  (1)  Rule 12b-1 Plan**

          (2)  Shareholder Servicing Plan**


     (n)  Not applicable


     (o)  Rule 18f-3 Multi-Class Plan**

     (p)  (1)  Code of Ethics of Registrant**

          (2)  Code of Ethics of Valenzuela Capital Partners LLC**


*    Previously filed as an exhibit to Registration Statement on Form N-1A

** Previously filed as an exhibit to Post-Effective Amendment No. 3 to Registration Statement on Form N-1A


ITEM 24.  Persons Controlled by or under Common Control with Registrant.

          None.

ITEM 25.  Indemnification.


          As set forth in the Registrant's  Trust  Instrument  (filed as Exhibit
          (a)), Investment Advisory Agreement (filed as Exhibit (d)), and Distribution Agreement (filed as Exhibit (e)).


ITEM 26.  Business and Other Connections of Adviser.

          The descriptions of Valenzuela Capital Partners LLC under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and executive officers of Valenzuela Capital Partners LLC, set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-35519) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters.


          (a) Unified Financial Securities, Inc. currently acts as principal underwriter for each of the following investment companies:

               The Unified Funds            The Julius Baer Investment Funds
               Industry Leaders Fund        Milestone Funds
               Labrador Mutual Fund         Securities Management & Timing Funds
               Lindbergh Funds              Firstar Select Funds
               Sparrow Funds                Dunhill Investment Trust

          (b) The following are the directors and officers of Unified Financial Securities, Inc. The business address of each is 431 North Pennsylvania Street, Indianapolis, Indiana 46204.

        Position with
        Name                  Position With Distributor               Registrant
        ----                  -------------------------               ----------
        Lynn E. Wood          Chairman                                    None
        Stephen D. Highsmith  President/CEO/Secretary                     None
        James H. McKenzie     President, Commonwealth Division            None
        Thomas G. Napurano    Executive Vice President/CFO/Director       None
        Allen W. Pence        Senior Vice President/COO/Asst. Secretary   None


          (c)  Not applicable

ITEM 28.  Location of Accounts and Records.


          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Ultimus Fund Solutions, LLC, the Registrant's administrator, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, at the offices of Unified Fund Services, Inc., the Registrant's transfer agent, and Unified Financial Securities, Inc., the Registrant's distributor, 431 North Pennsylvania Street, Indianapolis, Indiana 46204, and at the offices of The Bank of New York, the Registrant's custodian, 101 Barclay Street, New York, New York 10286. All other records so required to be maintained are maintained at the offices of Valenzuela Capital Partners LLC, 1270 Avenue of the Americas, Suite 508, New York, New York, 10020.


ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings.

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, New York, on the 29th day of January, 2001.

                                        VALENZUELA CAPITAL TRUST


                                        /s/ Thomas M. Valenzuela
                                        ------------------------
                                        Thomas M. Valenzuela
                                        Chairman

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURES                            POSITION           DATE

Principal Executive Officer:


/s/ Thomas M. Valenzuela              Chairman           January 29, 2001
--------------------------
Thomas M. Valenzuela

Treasurer:


/s/ Mark J. Seger                     Treasurer          January 29, 2001
--------------------------
Mark J. Seger

Trustees:

             *
--------------------------
Dennis J. Bertram


             *
--------------------------
Hendrik J. Laverge


             *
--------------------------
Thomas M. Valenzuela


             *
--------------------------
Stephen D. Gresham


             *
--------------------------
Darlene DeRemer

             *
--------------------------
Clinton J. Kendrick


             *
--------------------------
Jonathan H. Kagan


             *
--------------------------
Steven C. Rockefeller


*By: /s/ Robert Van Grover
     ------------------------
     Robert Van Grover
     As Attorney-In-Fact
     January 29, 2001

                                INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION

    (e)        Distribution   Agreement   between  the  Registrant  and  Unified
               Financial Securities, Inc.

    (j)        Consent of Independent Auditors